UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23129

NEXPOINT REAL ESTATE STRATEGIES FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (844) 485-9167

Date of fiscal year end: December 31

Date of reporting period: March 31, 2018

Item 1: Schedule of Investments

The Schedule of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2018	NexPoint Real Estate Strategies Fund

Principal Amount ($)		Amortized Cost ($)(a)	Value ($)
U.S. Corporates Bonds & Notes (b) - 5.3%
REAL ESTATE - 5.3%
500,000	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC 7.125%, 12/15/2024	456,034	455,000

	Total U.S. Corporates Bonds & Notes	456,034	455,000

U.S. Senior Loans (c) - 37.2%
REAL ESTATE - 37.2%
1,000,000	BHRI Flats Manager PRIME + 7.00%, 12/31/2018 (d)	994,443	1,000,000
2,200,000	RCP Keystone Hotel LLC 2nd Lien Term Loan, 14.50%, 11/15/2019 (e)	2,186,502	2,200,000

	Total U.S. Senior Loans	3,180,945	3,200,000

Agency Collateralized Mortgage Obligations (b) - 5.8%
	FREMF Trust
1,491,164	Series 2018-KW04, Class C 0.00%, 12/25/2032 (f)(h)	387,179	386,893
17,893,901	Series 2018-KW04, Class X2A 0.10%, 09/25/2028 (g)	98,598	98,309
1,988,235	Series 2018-KW04, Class X2B 0.10%, 12/25/2032 (g)	13,276	13,252

	Total Agency Collateralized Mortgage Obligations	499,053	498,454

Asset-Backed Securities (b)(d) - 2.3%
250,000	CIFC Funding, Ltd. Series 2015-1A, Class SUB, VRN 0.00%, 01/22/2031	204,224	200,000

	Total Asset-Backed Securities	204,224	200,000

Shares
Common Stocks - 42.2%
REAL ESTATE - 42.2%
30,500	Bluerock Residential Growth REIT, Inc., REIT	265,518	259,250
64,500	Brookdale Senior Living, Inc. (h)	687,219	432,795
25,235	Condor Hospitality Trust, Inc., REIT	258,902	252,350
6,950	Kennedy-Wilson Holdings, Inc.	123,352	120,930
9,250	Macerich Co. (The), REIT (i)	525,314	518,185
20,840	NexPoint Residential Trust, Inc., REIT (i)(j)	422,517	517,665
1,012,750	NRESF REIT SUB LLC (c)(j)	—	53,473
117,040	RAIT Financial Trust, REIT (h)	328,274	18,902
10,625	Taubman Centers, Inc., REIT (i)	619,206	604,669
55,029	United Development Funding IV, REIT (h)	128,441	187,099
41,218	Uniti Group, Inc., REIT	848,657	669,792

	Total Common Stocks	4,207,400	3,635,110

Preferred Stocks - 4.6%
REAL ESTATE - 4.6%
25,589	Wheeler Real Estate Investment Trust, Inc. 8.75%, Perpetual	394,043	398,293

	Total Preferred Stocks	394,043	398,293

Cash Equivalents - 1.7%
146,470	State Street Institutional U.S. Government Money Market Fund, Premier Class	146,470	146,470

	Total Cash Equivalents	146,470	146,470

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2018	NexPoint Real Estate Strategies Fund

Total Investments – 99.1%	9,088,169	8,533,327

Other Assets & Liabilities, Net - 0.9%		78,462

Net Assets - 100.0%		8,611,789

(a)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
(b)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At March 31, 2018, these securities amounted to $1,153,454 or 13.4% of net assets.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $3,253,473, or 37.8% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2018.
(d)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect March 31, 2018. The current PRIME rate is equal to 4.75%.
(e)	Fixed rate senior loan. Under the terms of the credit agreement, the borrower is required to pay a minimum monthly interest payment of 9.00%, and any residual accrued interest not paid monthly continues to accrue at the full rate of 14.50%.
(f)	Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(h)	Non-income producing security.
(i)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $1,300,513.
(j)	Affiliated issuer. Assets with a total aggregate market value of $571,138, or 6.6% of net assets, were affiliated with the Fund as of March 31, 2018.

REIT – Real Estate Investment Trust

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2018	NexPoint Real Estate Strategies Fund

Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the period ended March 31, 2018. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management, L.P. (“Highland”), is the investment adviser to the Fund. Once each quarter, the Fund will offer to repurchase at net asset value (“NAV”) no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (“NYSE”), National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2018	NexPoint Real Estate Strategies Fund

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2018, the Fund’s investments consisted of REITs and other real estate investments including senior loans, corporate bonds and notes, common stocks, preferred stocks and cash equivalents. The fair value of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds collateralized loan obligations and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common and preferred stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2018	NexPoint Real Estate Strategies Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of March 31, 2018 is as follows:

	Total value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Real Estate Strategies Fund
Assets
U.S. Corporates Bonds & Notes	$455,000	$—	$455,000	$—
U.S. Senior Loans	3,200,000	—	—	3,200,000
Agency Collateralized Mortgage Obligations	498,454	—	498,454	—
Asset-Backed Securities	200,000	—	200,000	—
Common Stocks
Real Estate	3,635,110	3,581,637	—	53,473
Preferred Stocks(1)	398,293	398,293	—	—
Cash Equivalents	146,470	146,470	—	—

Total	$8,533,327	$4,126,400	$1,153,454	$3,253,473

(1)	See Investment Portfolio detail for industry breakout.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended March 31, 2018.

	Balance as of December 31, 2017	Transfers Into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of March 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2018
U.S. Senior Loans
Real Estate	$3,200,000	$—	$—	$3,301	$—	$(3,301)	$—	$—	$3,200,000	$(3,301)
Common Stocks
Real Estate	58,436	—	—	—	—	(4,963)	—	—	53,473	(4,963)

Total	$3,258,436	$—	$—	$3,301	$—	$(8,264)	$—	$—	$3,253,473	$(8,264)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended March 31, 2018, there were no transfers between Levels.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 3/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Senior Loans	$3,200,000	Coverage Analysis	N/A	N/A
		Cost Price	N/A	N/A
Common Stocks	53,473	Net Asset Value	N/A	N/A

Total	$3,253,473

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolio for the Fund.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended March 31, 2018:

Issuer	Shares at December 31, 2017	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2018	Shares at March 31, 2018	Affiliated Income
Majority Owned Not Consolidated
NRESF REIT SUB LLC (Common Stocks)	1,012,750	$58,436	$—	$—	$—	$(4,963)	$53,473	1,012,750	$—
Other Affiliates
NexPoint Residential Trust, Inc. (Common Stocks)	19,662	549,356	31,780	—	—	(63,471)	$517,665	20,840	5,210

Total	1,032,412	$607,792	$31,780	$—	$—	$(68,434)	$571,138	1,033,590	$5,210

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2018	NexPoint Real Estate Strategies Fund

U.S. Federal Income Tax Information

Unrealized appreciation and depreciation at March 31, 2018, based on cost of investments and cash equivalent for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation	Cost
$221,078	$(775,920)	$(554,842)	$9,088,169

For more information with regard to significant accounting policies, see the most recent annual report filed with the U.S. Securities and Exchange Commission.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT REAL ESTATE STRATEGIES FUND

By:	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: May 25, 2018

By:	/s/ Brian Mitts
Brian Mitts
Executive Vice President, Chief Financial Officer and Principal Financial and Accounting Officer

Date: May 25, 2018